Standard Chartered saadiq

LETTER OF OFFER

29/05/2013

GREENPRO RESOURCES SDN BHD
NO. 13-8, THE BOULEVARD OFFICE, MID VALLEY CITY,
LINGKARAN SYED PUTRA,
59200 KUALA LUMPUR,
WILAYAH PERSEKUTUAN KUALA LUMPUR.

Dear Sirs/Madam,

[*Financing of **Commercial Property** –A 1 UNIT OF OFFICE LOT situated at UNIT NO. D-07-07, ONE CITY USJ 85, JALAN USJ 25/1, 47650 SUBANG JAYA, SELANGOR DARUL EHSAN held under HSD 43524 PT 15025, MUKIM OF PETALING, DISTRICT OF SUBANG, STATE OF SELANGOR DARUL EHSAN (*"the Property"*).]

Thank you for choosing Standard Chartered Saadiq Berhad for your banking facility requirement. We are pleased to offer you the following facility on the following terms and conditions:

FACILITY TYPE : BizProperty *Equity*-i Facility under the Syariah principle of Musyarakah Mutanaqisah (Diminishing Musyarakah) ("the Facility").

METHOD OF FINANCING :

(a) Under the Syariah principle of Musyarakah Mutanaqisah, the Bank and you shall jointly purchase the equity, rights and benefits in the Property whereby you shall contribute a sum equivalent to the initial acquisition payment ("Customer's Initial Acquisition Payment") towards part purchase of the Property and the Bank shall contribute a certain sum being the balance of the initial payment ("Bank's Initial Acquisition Payment") towards the purchase of the Property;

(b) The Bank then leases its share of Property to you on the basis of *Ijarah* (lease);

(c) The Bank shall then appoint you as its service agent in relation to the Property upon the terms as stated in the Service Agency Contract.

(d) You shall gradually acquire the Bank's Initial Ownership Interest, rights and benefits in the Property by making monthly instalment ("Monthly Instalment") to the Bank under *Ijarah*, which partially contributes towards increasing your share in the Property and decreasing the Bank's share on the Property in accordance with the terms of the Facility until you shall wholly and fully own the Property;

(e) As a result of the Monthly Instalment made under the Facility, your ownership, interest, rights and benefit in the Property will increase and the Bank's Initial Ownership Interest will decrease proportionately;

(f) At the end of the Ijarah term and upon payment of all Monthly Instalment, you will acquire all the Bank's Initial Ownership Interest, rights and benefits in the Property.

PURPOSE	:	To jointly participate in the ownership of the Property for up to 80.00% the current market value of the Property, or the purchase price of the Property, whichever is the lower.
TENURE OF FACILITY	:	300 Months
BANK'S INITIAL ACQUISITION PAYMENT	:	Facility Amount/ Bank's Initial Acquisition Payment RM818,944.00 Mortgage Reducing Term Takaful ("MRTT") Financing RM0.00 Total Facility Amount RM818,944.00 (Note: The above Facility Amount or Bank's Initial Acquisition Payment must not exceed 80.00% of the current market value or purchase price of the Property, whichever is the lower.)
CUSTOMER'S INITIAL ACQUISITION PAYMENT	:	RM204,736.00 only
INITIAL OWNERSHIP INTEREST	:	

Customer's Initial Ownership Interest (%)	Bank's Initial Ownership Interest (%)
20.00%	80.00%

OWNERSHIP EXPENSES	:	Notwithstanding the Property is jointly owned by the Bank and the Customer (in accordance with the Musyarakah arrangement), the Customer hereby agrees to bear (on its own account) all expenses, taxes, including but not limited to, any real property tax, personal tax, quit rent, assessment, utilities, levies, bills, takaful/insurance, revaluation cost or other payment related to or associated with the Property.
RENTAL RATE AND MONTHLY INSTALMENT* *Monthly instalment are made up of rental payment and payment for acquisition of Bank's Initial Ownership Interest.		Base Financing Rate ("BFR") – 2.10% (margin) (the "Prescribed Rate") per annum. 300 monthly Instalment in the amount to be advised by the Bank from time to time commencing upon full disbursement of the Facility or upon expiry of twenty four (24) months from the date of the first disbursement, whichever is earlier. Base Financing Rate (BFR) is currently at (6.60%). The Bank shall be entitled to vary the BFR and the margin in Bank's sole and absolute discretion. (the above rate(s) referred to as "Prescribed Rate").
CEILING RATE		9.99%

CALCULATION AND PAYMENT OF RENTAL RATE

Rental on the Facility shall be calculated on the monthly rests basis and capitalised monthly. Until commencement of the monthly instalment, rental shall be paid monthly in arrears commencing from the corresponding date falling one month after the first disbursement date.

PREPAYMENT/ REDEMPTION : Prepayment/redemption is not allowed prior to full disbursement of the Facility. Upon full disbursement, prepayment/redemption is allowed in multiples of RM1,000 provided that any amount prepaid is not available for reutilisation and:

(a) For prepayment not amounting to full redemption, prior 1 month's written notice must be given to us to effect this prepayment; and

(b) For full redemption, prior 1 month's written notice is given to us or in lieu one month's rental rate is paid to us.

(c) If the Facility is fully redeemed or fully settled by you within the first 3 years from the date of full disbursement of the Facility, you shall pay the Bank a total redemption amount which include Total Facility Amount and 3 % of Total Facility Amount, being a fair estimation of the direct cost incurred by Bank which includes the valuation fees, legal fees, processing fees, stamp duty and discharge fees or any other charges incidental to the Facility upon the terms of this Letter of Offer.

LATE PAYMENT COMPENSATION CHARGES : You shall be liable to pay late payment compensation charges as follows:

(a) for failure to pay instalment from the date of first disbursement until the date of maturity, the ta'widh (compensation) rate that shall be applied is one per centum (1%) per annum on the overdue instalment calculated on daily rest;

(b) for failure to pay upon maturity of the Facility, the ta'widh (compensation) rate that shall be applied is the Bank's current Islamic Interbank Money Market Rate on the principal balance or any other method approved by BNM; and

(c) the amount of such ta'widh (compensation) shall not be compounded on the overdue amount or principal balance, as the case may be.

PROCESSING FEE : Waived

OPENING OF ACCOUNT : Upon acceptance of this Facility, a current/savings account-i is to be opened and designated as the financing payment account for your facility. You hereby agree and authorise us to debit your current/savings account-i towards the payment of the facility to service the monthly instalment and/or all other monies payable to us. The current/savings account-i for your facility will be closed if the Facility is cancelled or fully settled unless requested in writing by the you to be maintained as a transactional current/savings account-i.

FIRE TAKAFUL COVERAGE OVER THE PROPERTY : You agree to subscribe for fire takaful for the Property through our approved takaful company, for such amount(s) and on such terms and as for such duration as we may require. In the event of a third party charge or assignment, you shall procure the taking up of the said takaful by the said chargor/assignor of the Property.

If we are of the opinion the coverage is insufficient, we are irrevocably authorised by you to subscribe on your behalf for additional takaful on such terms deem fit by us.

SECURITIES : 1. Facility Agreement signed and stamped for RM818,944.00

2. Transaction Documents as follows:
(a) Letter of Consent (Applicable for 3rd Party case only);
(b) Diminishing Musyarakah Contract;
(c) Purchase Undertaking;
(d) Istisna' Contract (Applicable for property under construction case only);
(e) Ijarah Contract;
(f) Declaration of Trust;
(g) Service Agency Contract; and
(h) Sale Contract (Re-drawing) (Applicable for Re-drawing only) (if applicable).

*The Transaction Documents as stated above (whichever applicable) shall be executed together with the acceptance of this Letter of Offer in the form and sequence as stated below:

Contract	Sequence	Appendix of this Letter of Offer which contains the Contract
Diminishing Musyarakah Contract	First	Appendix 1
Purchase Undertaking	Second	Appendix 2
Ijarah Contract	Third	Appendix 3
Declaration of Trust	Fourth	Appendix 4
Service Agency Contract	Fifth	Appendix 5

3. Open all monies first party first charge over the Property registered in the name of **GREENPRO RESOURCES SDN BHD.**

4. Joint and several Guarantee for RM818,944.00 from the following persons:-

- LEE CHONG KUANG
- YAP PEI LING

5. Corporate Guarantee for RM818,944.00 from the following company:-

- WELD ASIA INTERNATIONAL SDN BHD (Company Registration No. 740785U)

PURCHASE PRICE / MARKET VALUE (RM)		The purchase price or the current market value of the Property, whichever is the lower, is not less than RM1,023,680.00
VALUATION	:	This Facility is conditional upon the receipt by us of a valuation report prepared by a valuation firm acceptable by us confirming that the open market value of the Property is not less than RM1,023,680.00 and that such report, including the location, surroundings, condition, usage and suitability of the Property is acceptable to us, failing which terms of this letter of offer (save for terms relating to reimbursement charges) shall be null and void.
COST OF CANCELLATION	:	If the Facility is terminated prior to the first or full disbursement of the Facility, whichever is later, you must pay us the costs incurred. This includes valuation fees, legal fees, processing fees, stamp duty, discharge fees or any other charges incidental to the Facility. If you cancel the Facility after accepting the Letter of Offer and before the first disbursement of the Facility, you shall pay the Bank a cancellation fee in the following manner: (a) If it is stated in this Letter of Offer that the bank is to pay or finance the legal fees, valuation fees and stamp duty, the cancellation fee is 2.25% of the Total Facility Amount. (b) If it is stated in the Letter of Offer that all costs incurred or to be incurred with regard to the Facility are to be borne by you, the cancellation fee is 0.5% of the Total Facility Amount.
COSTS TO BE BORNE BY US	:	The following costs incurred with regard to the Facility shall be borne by us:- (a) Legal fees for the security documentation of up to fifty percent (50%) only*; (b) The stamp duty and registration fee, if applicable for the security documentation*; (c) The valuation fees on the Property; (d) The legal fee, stamp duty and registration fee incurred for the Discharge of Charge / Receipt and Reassignment for the Property upon full settlement of the Facility; and (e) Land search and bankruptcy search fees. *Excluding legal fees, stamp duty and registration fee for the perfection and registration of the charge if the individual/strata title of the Property has yet to be issued at the time of the first disbursement or if the individual/strata title of the Property is issued before the first disbursement but after the Assignment has been prepared by the solicitors; If the Facility is terminated prior to the first or full disbursement, you agree to reimburse us for the abortive charges incurred.
DISBURSEMENT TERM	:	• Borrowers undertaking that property to be financed will not be used for purposes which are not Syariah Compliant throughout the duration of financing (lease) in the financing document. • Borrowers undertaking to furnish the Certificate of Completion & Compliance (CCC) for the property under financing within 3 months from date of Letter of Offer. Disbursement is subject to the receipt of the said Certificate of Completion & Compliance (CCC) by the Bank

- Confirmation on compliance with Section 133A of the Companies Act.

STATUTORY DECLARATION : You are required to affirm a Statutory Declaration for declaring that the Property is to be *occupied by the owner*.

If it is discovered that the statutory declaration is untrue, misleading or false, or if there is any breach in the declaration, we may, at our absolute discretion:
(a) vary the terms of the Facility; or
(b) Withdraw or terminate the Facility.

Please indicate your acceptance of the above banking arrangement by signing and returning to the Bank the duplicate of the Letter of Offer and the Standard Terms and Conditions within 14 days from the date hereof, together with:

- a certified true copy of the Board Resolution as per specimen attached together with a certified true copy of the Memorandum and Articles of Association; and
- a certified true copy of the latest Form 49 of the Customer,

failing which the Bank shall be entitled to exercise its discretion to cancel the Facility.

In the event of any inconsistency between the terms of this Letter of Offer and those of the Standard Terms and Conditions, the terms of this Letter of Offer shall prevail.

To facilitate early completion of documentation, we recommend that your Company Secretary endorses all documents submitted to the Bank where signatures are not required to be witnessed by the Bank's lawyers, Commissioner of Oaths/ Notary Public or officers of the Bank.

We thank you for giving the Bank the opportunity to be of service to you.

Yours faithfully

Lim Yeong Ching (PSMA 371)
Manager, SME Lending Team
New Business
Price Solutions Sdn Bhd
(Reg. No. 510051-U)
Head Office

....
(Authorised signatory of Standard Chartered Saadiq Berhad)

We, **GREENPRO RESOURCES SDN BHD** accept the foregoing terms and conditions and the attache Standard Terms and Conditions in respect of the banking facilities offered.

....
Authorised signatories for and on behalf of **GREENPRO RESOURCES SDN BHD**
Names of signatories:
NRIC No. :

GREENPRO RESOURCES SDN. BHD. 1044167-P

Rubber stamp of the Customer
Date:

SIGNED IN THE
PRESENCE OF:-
(to be witnessed by the Bank's sales officer or a commissioner of Oath or an advocate and solicitor)

Signature of Witness:
Name of Witness:
I/C Number:

APPENDIX 1
DIMINISHING MUSYARAKAH CONTRACT

This Contract is made this ______ day of ________________________________ 20 ____
(Same date as the date of acceptance of the Letter of Offer)

BETWEEN STANDARD CHARTERED SAADIQ BERHAD (Company No. 823437-K) a licensed Islamic bank incorporated in Malaysia and having its registered office at Level 16, Menara Standard Chartered, 30 Jalan Sultan Ismail, 50250 Kuala Lumpur (**"Bank"**) of the first part **AND THE CUSTOMER** as stated in the Letter of Offer (**"Customer"**) of the second part.

WHEREAS pursuant to the Letter of Offer dated _____ day of ______________________ 20____ (**"Letter of Offer"**), the Bank has agreed to make available the Facility (as defined in this Contract) subject to the terms and conditions of the Letter of Offer.

NOW IT IS AGREED as follows:

1. DEFINITION AND INTERPRETATION

1.1 Incorporated definitions

Unless the context otherwise requires and save as expressively defined in this Contract, words and expressions defined in the Letter of Offer shall have the same meaning when used this Contract.

1.2 Definition

In this Contract, the following word and expression shall have the following meaning:

Acquisition Payment	the payment towards acquiring the Bank's ownership interest in the Property, being part of the Instalment Payments, payable by the Customer to the Bank under this Contract;
Buyout Amount	the amount to be paid by the Customer to the Bank in order for the Customer to fully acquire the Bank's ownership interest in the Property together with any other amount due to the Bank under the Facility either pursuant to an early settlement or due to the Event of Default;
Co-ownership Period	the tenure of the Facility as stated in the Letter of Offer;
Ijarah Contract	in relation to the Facility, the ijarah contract entered into between the Bank and the Customer for the lease of the portion of the Property owned or beneficially owned by the Bank to the Customer on the terms and conditions of the Ijarah Contract;
Instalment Payments	collectively, the aggregate of the following: (a) the Acquisition Payment; and (b) the Rental Payment.
Purchase Undertaking	in relation to the Facility, the purchase undertaking provided by the Customer in favour of the Bank in the format as determined by the Bank; and

Rental Payment	the Rental Payment as defined under the Ijarah Contract;
Seller	the supplier, seller or vendor of the Property and where the Property is already owned by the Customer, the Seller shall, in that instance, means the Customer.

1.3 Interpretation

Unless the context otherwise provides, words, expressions and phrases used in this Contract shall be interpreted and construed in the same manner as they may be interpreted or construed in the Letter of Offer.

2. PURCHASE AND ACQUISITION OF PROPERTY

(a) At the request of the Customer, the parties agree as follows:

(i) If at the time of execution of this Contract, the Customer has entered into a sale and purchase agreement to acquire the Property from the Seller, the Bank must jointly purchase rights, interests and benefits in the Property with the Customer up to the Bank's Initial Acquisition Payment to facilitate the acquisition of the Property from the Seller; or

(ii) If at the time of execution of this Contract, the Customer is the legal and/or beneficial owner of the Property and the Customer intends to refinance the Property, the Bank must acquire from the Customer the rights, interest and benefits in the Property for the consideration of up to the Bank's Initial Acquisition Payment.

(b) For the purpose of sub-clause (a)(i) above, the Customer agrees and acknowledges that he has entered into the sale and purchase agreement as the nominee of the Bank in relation to the Bank's rights, interest and benefits in the Property.

(c) Where applicable, at any time during the Co-ownership Period, the Customer may offer to sell and transfer any part of the Customer's interest of ownership in the Property to the Bank for the purpose of re-drawing of the Facility. Any subsequent sale or transfer of the Customer's ownership in the Property during the Co-ownership Period to the Bank must be effected in the manner as stated in the Sale Contract (Re-drawing) or any other manner the Bank deems fit.

(d) Where applicable, for the purpose of re-drawing as stated in Clause 2(c) above, the Customer and the Bank must enter into a Sale Agreement in the form and substance as determined by the Bank.

3. CO-OWNERSHIP

(a) By this Contract, the parties acquire the Property as co-owners subject to the terms of this Contract.

(b) For the above purpose, the Customer must contribute the Customer's Initial Acquisition Payment which represents the Customer's Initial Ownership Interest in the Property.

(c) The Bank must contribute the remaining of the acquisition payment amount of up to the Bank's Initial Acquisition Payment which represents the Bank's Initial Ownership Interest in the Property.

(d) The parties agree that the co-ownership over the Property as between the parties is concluded at the time this Contract is signed.

4. UNDERTAKING TO ACQUIRE THE BANK'S OWNERSHIP INTEREST

Under the Purchase Undertaking, the Customer undertakes to acquire the Bank's Initial Ownership Interest in the Property by making the Acquisition Payments promptly during the Co-ownership Period on the terms of this Contract.

5. RIGHTS IN PROPERTY

5.1 Rights of Customer

The parties agree that the Customer must have the following rights in respect of the Property:

(a) the sole right to occupy, use and quiet enjoyment of the Property; and

(b) the right to purchase the ownership rights of the Bank in the Property at any time at the Buyout Amount depending on the terms of this Contract.

5.2 Rights of Bank

The parties agree that the Bank must have the following rights in respect of the Property:

(a) the right of entry or re-entry for the purpose of inspection of the Property, on proper and reasonable notice to the Customer;

(b) the right to cure any defects affecting the Property depending on the giving of reasonable notice to the Customer (but must not at any time impose any obligation on the Bank to cure or rectify such defects);

(c) the right to receive notice and at its discretion, give (or refuse) consent to any further creation of Security Interests over the Property (except for the creation of Security Interests to secure the Instalment Payments under this Contract which the Bank expressly gives its consent);

(d) the right to approve any significant improvements to the Property (but such right must not impose any obligation on the Bank to make or pay for such improvements).

6. EARLY ACQUISITION

Save as otherwise provided in this Contract, the Customer may, prior to maturity of the Co-ownership Period, make a prepayment by way of making an early acquisition payment to the Bank to acquire the Bank's ownership interest in the Property in whole or in part depending on the terms of this Contract.

7. CHANGE IN OWNERSHIP POSITION

(a) The parties acknowledge that as a result of the Acquisition Payment under the Instalment Payments made or to be made by the Customer under this Contract, the Customer's ownership interests in the Property will increase and the Bank's ownership interests will decrease proportionately.

(b) The parties acknowledge that the ownership rights, interest and benefits of the Bank in the Property must at all times be governed and reflected by way of contract only to the terms of this Contract and the Security Documents.

(c) As and from the date of this Contract and depending to the terms of the Declaration of Trust, the Customer declares that the Customer must at all times, hold that portion of rights and interest in the Property in trust for the Bank in respect of the portion of

rights and interest in the Property that the Customer has yet to own at any time during the Co-ownership Period.

8. **SUCCESSORS BOUND**

This Contract shall be binding upon the heirs, estate, personal representatives and successors in title of the Customer and on the successors in title and assigns of the Bank.

9. **LAW**

(a) This Contract shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this Contract, the Bank shall be at liberty to initiate and take action or proceedings or otherwise against the Customer in Malaysia and/or elsewhere as the Bank may deem fit.

(b) The parties agree to submit to the non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with this Contract.

[End of clause]

GREENPRO RESOURCES SDN. BHD. 1044167-P

For company Customer
SIGNED for and on behalf of the Customer)) Authorised Signatory
Name: GREENPRO RESOURCES SDN BHD

For Bank
SIGNED for and on behalf of the Bank)) Authorised Signatory

*whichever applicable

This Contract has been executed on the date as stated above and at the time as stated below:

Time	:_____ PM/AM

APPENDIX 2
PURCHASE UNDERTAKING

This Undertaking is made this ______ day of ________________________________ 20 ____
(Same date as the date of acceptance of the Letter of Offer)

PROVIDED BY I/We, the Customer as stated in the Letter of Offer (**"Customer"**) **IN FAVOUR OF STANDARD CHARTERED SAADIQ BERHAD (Company No. 823437-K)** a licensed Islamic bank incorporated in Malaysia and having its registered office at Level 16, Menara Standard Chartered, 30 Jalan Sultan Ismail, 50250 Kuala Lumpur (**"Bank"**).

WHEREAS

(A) Pursuant to the Letter of Offer dated ___ day of ___________________________ 20____ (**"Letter of Offer"**), the Bank has agreed to make available the Facility (as defined in this Undertaking) subject to the terms and conditions of the Letter of Offer.

(B) As a term of the Facility, the parties have entered into the Diminishing Musyarakah Contract (**"Diminishing Musyarakah Contract"**) by which the Bank at my/our request has contributed or must contribute payment towards the co-ownership of the Property (as defined in this Undertaking) with me/us, up to the Bank's Initial Ownership Interest (as defined in this Undertaking) depending on the terms and conditions of the Diminishing Musyarakah Contract.

NOW IT IS AGREED as follows:

1. DEFINITION AND INTERPRETATION

1.1 Incorporated definitions

Unless the context otherwise requires and save as expressively defined in this Undertaking, words and expressions defined in the Letter of Offer shall have the same meaning when used in this Undertaking.

1.2 Definition

In this Undertaking, the following word and expression shall have the following meaning:

Diminishing Musyarakah Contract	in relation to the Facility, the Diminishing Musyarakah Contract entered into between the Bank and me/us for the co-ownership of the Property on the terms and conditions of the Diminishing Musyarakah Contract.

1.3 Interpretation

Unless the context otherwise provides, words, expressions and phrases used in this Undertaking shall be interpreted and construed in the same manner as they may be interpreted or construed in the Letter of Offer.

2. PURCHASE UNDERTAKING

In consideration of the Bank having agreed to grant the Facility to me/us, I/we irrevocably undertake to acquire the Bank's Initial Ownership Interest in the Property at the purchase price equivalent to the Bank's Initial Acquisition Payment, in accordance with the manner as stated in the Diminishing Musyarakah Contract.

This undertaking has been given for valuable consideration, therefore, the undertaking must not be cancelled, revoked or varied without the prior written consent of the Bank.

3. TERMS OF LETTER OF OFFER INCORPORATED

All the terms and conditions stated in the Letter of Offer are taken to be incorporated into this Undertaking and must form integral parts of this Undertaking. In the event of any conflict or discrepancy between the provisions of this Undertaking and the terms and conditions of the Letter of Offer, the provisions of this Undertaking must prevail for the purposes of interpretation and enforcement of this Undertaking.

4. SUCCESSORS BOUND

This Undertaking shall be binding upon my/our heirs, estate, personal representatives and successors in title of the Customer and on the successors in title and assigns of the Bank.

5. LAW

(a) This Undertaking shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this Undertaking, the Bank shall be at liberty to initiate and take action or proceedings or otherwise against me/us in Malaysia and/or elsewhere as the Bank may deem fit.

(b) The parties agree to submit to the non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with this Undertaking.

[End of clause]

GREENPRO RESOURCES SDN. BHD. 1044167-P

For company Customer
SIGNED for and on behalf of the Customer)
) Authorised Signatory
Name: GREENPRO RESOURCES SDN BHD

For Bank
SIGNED for and on behalf of the Bank)
) Authorised Signatory

*whichever applicable

APPENDIX 3
IJARAH CONTRACT

This Contract is made this ______ day of ________________________________ 20 ____
(Same date as the date of acceptance of the Letter of Offer)

BETWEEN STANDARD CHARTERED SAADIQ BERHAD (Company No. 823437-K) a licensed Islamic bank incorporated in Malaysia and having its registered office at Level 16, Menara Standard Chartered, 30 Jalan Sultan Ismail, 50250 Kuala Lumpur (**"Bank"**) of the first part **AND THE CUSTOMER** as stated in the Letter of Offer (**"Customer"**) of the second part.

WHEREAS pursuant to the Letter of Offer dated ___ day of ____________________ 20____ (**"Letter of Offer"**), the Bank has agreed to make available the Facility (as defined in this Contract) subject to the terms and conditions of the Letter of Offer.

NOW IT IS AGREED as follows:

1. DEFINITION AND INTERPRETATION

1.1 Incorporated definitions

Unless the context otherwise requires and save as expressively defined in this Contract, words and expressions defined in the Letter of Offer shall have the same meaning when used in this Contract.

1.2 Definition

In this Contract, the following word and expression shall have the following meaning:

Diminishing Musyarakah Contract	in relation to the Facility, the Diminishing Musyarakah Contract entered into between the Bank and the Customer for the co-ownership of the Property on the terms and conditions of the Diminishing Musyarakah Contract;
Ijarah Tenure	the tenure of the Facility as stated in the Letter of Offer;
Monthly Instalment	the Monthly Instalment as stated in the Letter of Offer; and
Rental Payment	the rental payment which forming part of the Monthly Instalment.

1.3 Interpretation

Unless the context otherwise provides, words, expressions and phrases used in this Contract shall be interpreted and construed in the same manner as they may be interpreted or construed in the Letter of Offer.

2. LEASE OF PROPERTY

(a) The Bank leases and the Customer takes on lease the Property for consideration of the Rental Payment payable within the Ijarah Tenure.

(b) The Customer acknowledges that the lease of the Property is on an "as is where is" basis and that the Bank does not make nor is deemed to have made any representation or warranties as to the title, value, condition or otherwise whatsoever.

(c) If at the time of execution, the Property is not ready for use or occupation by the Customer, the parties agree that this Contract, must for all intent and purpose, be deemed as an agreement by the Customer to lease the Property from the Bank.

(d) Immediately after the Property is ready for use or occupation by the Customer, the parties agree that the agreement to lease under Clause 2(c) above must be replaced with and superseded by this Contract.

3. UNDERTAKING TO PAY RENTAL PAYMENT

(a) The Customer must promptly pay the Rental Payment in the manner as set out in the Letter of Offer.

(b) If Clause 2(c) applies, the Rental Payment payable by the Customer under this Contract must, for all intent and purpose, be considered as payment of advance lease rental based on the Syariah principle of Ijarah Mawsufah Fi Zimmah.

4. COVENANT BY CUSTOMER

The Customer being lessee under this Contract covenants that throughout the Ijarah Tenure:

(a) it must observe and comply with and must cause to be observed and complied with the provisions of any written law with which it may be required to comply for the operation and use of the leased Property;

(b) it must on receipt of any notice, order or direction from any appropriate authority affecting or which may adversely affect the leased Property or its use, immediately deliver to the Bank a copy of such notice, order or direction and must immediately comply with such order, notice or direction;

(c) it must at its own expenses make any modifications, alterations or improvements to the leased Property so long as such modifications do not adversely affect the useful life and value of the leased Property and are carried out in accordance with all applicable law, and must also make such modifications that are required by any appropriate authority;

(d) on the expiry of the Ijarah Tenure, it must procure possession of the Property;

(e) it must notify the Bank of the occurrence of any default under the Facility and this Contract or any event which with the giving of notice, lapse of time or fulfillment of any condition would be likely to become an Event of Default as soon as it becomes aware of it;

(f) it must not create or attempt to create any Security Interests over the Property or attempt to assign, sell, transfer or dispose of in any way, the legal and/or the beneficial title to the Property; and

(g) keep the Property free from distress or execution or any other legal process and must inform the Bank immediately if the Property is the subject matter of any litigation, legal execution, distress or lien by any person and must bear all costs and expenses (including legal costs on a full indemnify basis) to have the Property released.

5. EVENTS OF DEFAULT

The Customer agrees and acknowledges that on declaration of Event of Default by the Bank under this Contract, the Bank will have the right to exercise any or all of its rights under this Contract and the Security Documents including but not limited to the right to terminate the lease arrangement under this Contract and to require the Customer to purchase the Property on the terms of this Contract.

6. SUB-LEASE

Depending on the terms of the Letter of Offer, Security Documents and any other terms and conditions as imposed by the Bank, the Customer is permitted to sub-lease the Property to any other party acceptable to the Bank. Any rental under the said sub-leasing may be received by the Customer so long the Customer is not in breach to any terms and conditions of the Letter of Offer.

7. VARIATION OF RENTAL PAYMENT

The Customer hereby agrees that the Bank shall have the right to review and/or vary the Rental Payment in the manner as determined by the Bank. Any variation to the Rental Payment shall be advised by the Bank by way of notification in writing and shall take effect from the effective date as set out in the said notification.

8. SUCCESSORS BOUND

This Contract shall be binding upon the heirs, estate, personal representatives and successors in title of the Customer and on the successors in title and assigns of the Bank.

9. LAW

(a) This Contract shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this Contract, the Bank shall be at liberty to initiate and take action or proceedings or otherwise against the Customer in Malaysia and/or elsewhere as the Bank may deem fit.

(b) The parties agree to submit to the non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with this Contract.

[End of clauses]

GREENPRO RESOURCES SDN. BHD. 1044167-P

For company Customer
SIGNED for and on behalf of the Customer)
) Authorised Signatory
Name: GREENPRO RESOURCES SDN BHD

For Bank
SIGNED for and on behalf of the Bank)
) Authorised Signatory
Name:

*whichever applicable

This Contract has been executed on the date as stated above and at the time as stated below:

Time	:_____ PM/AM

APPENDIX 4
DECLARATION OF TRUST

This Contract is made this ______ day of ________________________________ 20 ____
(Same date as the date of acceptance of the Letter of Offer)

BETWEEN STANDARD CHARTERED SAADIQ BERHAD (Company No. 823437-K) a licensed Islamic bank incorporated in Malaysia and having its registered office at Level 16, Menara Standard Chartered, 30 Jalan Sultan Ismail, 50250 Kuala Lumpur (**"Bank"**) of the first part **AND THE CUSTOMER** as stated in the Letter of Offer (**"Customer"**) of the second part.

WHEREAS pursuant to the Letter of Offer dated ___ day of ______________________ 20____ (**"Letter of Offer"**), the Bank has agreed to make available the Facility (as defined in this Contract) subject to the terms and conditions of the Letter of Offer.

NOW IT IS AGREED as follows:

1. DEFINITION AND INTERPRETATION

1.1 Incorporated definitions

Unless the context otherwise requires and save as expressively defined in this Contract, words and expressions defined in the Letter of Offer shall have the same meaning when used in this Contract.

1.2 Definition

In this Contract, the following word and expression shall have the following meaning:

Co-ownership Period	the Co-ownership Period as defined under the Diminishing Musyarakah Contract; and
Diminishing Musyarakah Contract	in relation to the Facility, the Diminishing Musyarakah Contract entered into between the Bank and the Customer for the co-ownership of the Property on the terms and conditions of the Diminishing Musyarakah Contract.

1.3 Interpretation

Unless the context otherwise provides, words, expressions and phrases used in this Contract shall be interpreted and construed in the same manner as they may be interpreted or construed in the Letter of Offer.

2. DECLARATION OF TRUST

(a) The Customer acknowledges the co-ownership arrangement with the Bank under the Syariah principle of Musyarakah give rise to the Bank becoming the co-owner of the Property together with the Customer.

(b) The Customer declares that the Customer must at all times in respect of the portion of the ownership interest and rights in the Property that the Customer does not own at any time during the Co-ownership Period, the Customer must hold that portion of rights and interest in the Property in trust for the Bank depending on the terms of this Contract.

(c) The Customer confirms that the declaration of trust must be irrevocable unless terminated in accordance with the terms of this Contract.

(d) The trust created in this Contract is a trust created by the Customer under this Contract and establishes the contractual relationship whereby the Bank agrees to accept the beneficial rights, title and interests in and to the Property.

3. TERMINATION OF TRUST

(a) The Customer confirms that the trust created in this Contract must be irrevocable and must remain valid during the subsistence of the Co-ownership Period until the Bank's ownership interest have been fully acquired by the Customer unless terminated in accordance with the terms of the Letter of Offer.

(b) The trust created must be terminated and be of no effect on the expiry of the Co-ownership Period or earlier termination of the Letter of Offer.

4. SECURITY INTEREST

Notwithstanding anything to the contrary of this Contract, the Customer must at all times, retain and hold the Property and must not create, assume or permit to exist any Security Interest over the Property without prior consent in writing by the Bank.

5. SUCCESSORS BOUND

This Contract shall be binding upon the heirs, estate, personal representatives and successors in title of the Customer and on the successors in title and assigns of the Bank.

6. LAW

(a) This Contract shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this Contract, the Bank shall be at liberty to initiate and take action or proceedings or otherwise against the Customer in Malaysia and/or elsewhere as the Bank may deem fit.

(b) The parties agree to submit to the non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with this Contract.

[end of clauses]

GREENPRO RESOURCES SDN. BHD. 1044167-P

For company Customer
SIGNED for and on behalf of the Customer)
) Authorised Signatory
Name: GREENPRO RESOURCES SDN BHD

For Bank
SIGNED for and on behalf of the Bank)
) Authorised Signatory
Name:

*whichever applicable

APPENDIX 5
SERVICE AGENCY CONTRACT

This Contract is made this ______ day of ________________________________ 20 ____
(Same date as the date of acceptance of the Letter of Offer)

BETWEEN STANDARD CHARTERED SAADIQ BERHAD (Company No. 823437-K) a licensed Islamic bank incorporated in Malaysia and having its registered office at Level 16, Menara Standard Chartered, 30 Jalan Sultan Ismail, 50250 Kuala Lumpur (**"Bank"**) of the first part **AND THE CUSTOMER** as stated in the Letter of Offer (**"Customer"**) of the second part.

WHEREAS pursuant to the Letter of Offer dated ___ day of __________________________ 20____ (**"Letter of Offer"**), the Bank has agreed to make available the Facility (as defined in this Contract) subject to the terms and conditions of the Letter of Offer.

NOW IT IS AGREED as follows:

1. DEFINITION AND INTERPRETATION

1.1 Incorporated definitions

Unless the context otherwise requires and save as expressively defined in this Contract, words and expressions defined in the Letter of Offer shall have the same meaning when used in this Contract.

1.2 Definition

In this Contract, the following word and expression shall have the following meaning:

Buyout Amount	the amount to be paid by the Customer to the Bank in order for the Customer to fully acquire the Bank's ownership interest in the Property together with any other amount due to the Bank under the Facility either pursuant to an early settlement or due to the Event of Default;
Co-ownership Period	the Co-ownership Period as defined under the Diminishing Musyarakah Contract;
Diminishing Musyarakah Contract	in relation to the Facility, the Diminishing Musyarakah Contract entered into between the Bank and the Customer for the co-ownership of the Property on the terms and conditions of the Diminishing Musyarakah Contract;
Ijarah Contract	in relation to the Facility, the ijarah contract entered into between the Bank and the Customer for the lease of the portion of the Property owned or beneficially owned by the Bank to the Customer on the terms and conditions of the Ijarah Contract; and
Ijarah Tenure	the Ijarah Tenure as defined under the Ijarah Contract.

1.3 Interpretation

Unless the context otherwise provides, words, expressions and phrases used in this Contract shall be interpreted and construed in the same manner as they may be interpreted or construed in the Letter of Offer.

2. APPOINTMENT OF SERVICE AGENT

The Bank as the beneficial owner of the Property appoints the Customer to be its service agent in respect of the Property and the Customer accepts such appointment on these terms and conditions.

3. DUTIES OF SERVICE AGENT

In consideration of the Bank entering into the Ijarah Contract with the Customer, the Customer must, throughout the Ijarah Tenure, carry out the following duties and functions for the Bank:

(a) the Customer must be responsible for and must attend to all repairs whatsoever whether arising from normal and ordinary wear and tear or otherwise and to replace the parts, fixtures and fittings which may be or have become beyond repair;

(b) the Customer must be responsible for and must attend to pay all outgoings, quit rents, assessment bill, other bills issued from the relevant authority and including the taxes as stated under Clause 9 below;

(c) the Customer must manage and procure such maintenance services as are necessary to maintain, and take or cause to be taken any action necessary to manage and maintain the Property:

- (i) in good condition and repair;
- (ii) in accordance with prudent industry practice (if applicable);
- (iii) in a manner consistent with that of other similar property owned or operated by the Customer;
- (iv) in a manner consistent with all applicable leases, licenses, permits and easements over the Property; and
- (v) in accordance with all applicable Syariah principles, laws, rules and regulations;

(d) (i) the Customer must be responsible for insuring or causing to be insured and at all times throughout the Ijarah Tenure keeping insured or causing to be kept insured the Property under a takaful policy taken out in the name of the Customer (and with the Bank named as beneficiary and loss payee) against any loss or damage to such Property caused by such perils as are normally insured against in accordance with prudent industry practice including the takaful as stated under Clause 10 below.

(ii) The Customer must if requested, immediately on obtaining or renewing such takaful, furnish the Bank with a copy of the relevant policy and contribution (premium) receipt.

(iii) The proceeds from the said Takaful policy must be applied in the manner as stated under Clause 10.2 or any other manner acceptable to the Bank;

(e) on receipt of any notice, order or direction from any appropriate authority affecting or which may affect the Property or its use, the Customer must immediately deliver to the Bank a copy of such notice, order or direction or the statute, regulation or other instrument under or by virtue of which it is issued; and

(f) the Customer must be responsible for and must attend to the valuation or revaluation of the Property as and when requested by the Bank and pay all fees and costs in relation thereto (other than the valuation cost as financed by the Bank)(if applicable).

4. IJARAH CONTRACT

The Customer agrees and acknowledges that its obligations as service agent as set out under Clause 3 above must be in addition to and must not in any way prejudice or derogate from its obligations as a lessee under the Ijarah Contract.

5. RETIREMENT OR REMOVAL OF SERVICE AGENT

(a) The Customer must continue as service agent of the Bank for the entire duration of the Ijarah Contract and must not be entitled to resign or retire as a service agent, save and except with the prior written consent of the Bank.

(b) On termination of the Ijarah Contract, this Contract must be deemed to have been terminated and the service agency of the Customer must immediately come to an end and neither party must have any further rights or obligations in respect of each other save and except for antecedent breaches.

6. OWNERSHIP EXPENSES

6.1 Payment of Ownership Expenses

The Customer must, throughout the Ijarah Tenure, bear, defray and pay for all expenses associated with and required for the carrying out of its duties as set out in Clause 3 above ("Ownership Expenses").

6.2 Reimbursement

The Bank must reimburse the Customer for all the Ownership Expenses that the Customer has incurred under Clause 6.1 above on redemption in full by the Bank of the Facility. For the purpose of such reimbursement, the Customer must prior to the maturity date of the Facility certify the amount of such Ownership Expenses and in the absence of such certification by the maturity date of the Facility, the amount of the Ownership Expenses must be deemed to be zero.

6.3 Set Off

The Bank will reimburse (if applicable) by way of setting off the Ownership Expenses with the Rental Payment upon review and/or variation of the Rental Payment.

7. COVENANT

The Customer covenants to the Bank as follows:

(a) it must carry out its duties under this Contract with all due skill, care and attention and must owe to the Bank all such fiduciary duties as the law or equity may impose on an agent to his principal;

(b) notwithstanding the agency set out in this Contract, the Customer must not be entitled to, nor incur any liability on behalf of the Bank or bind the Bank to any obligation in respect of which it has not expressly consented to in writing; and

(c) that it must obtain and keep in force all consents, authorization, licenses and exemptions required by it or the rendering of the services required of it under this Contract and otherwise for the observance and performance of its obligations under this Contract.

8. INDEMNITY

The Customer agrees to indemnify and hold harmless the Bank from and against all losses, damage, costs, expenses and liabilities as may be incurred or suffered by the Bank as a result of any breach or non-performance by the Customer of its obligations.

9. PAYMENT OF TAXES AND OUTGOINGS

9.1 Obligation

(a) Since the Customer has or having the exclusive right to occupy, possess, use and enjoy the Property, it is the intention of the parties that the Customer must solely have the tax benefits as well as obligations related to the Property.

(b) The parties agree that the Customer must bear and pay any taxes related to or associated with the Property and must enjoy and be entitled to the right to claim any tax benefit, credit or deduction for the payment of such sums or other items related to or associated with the Property. The Customer agrees that notwithstanding the Customer being the co-owner of the Property until the end of the Co-ownership Period under this Contract, the Customer must pay the whole one hundred percent (100%) of the amount of all taxes due in relation to or associated with the Property (including but not limited to any taxes on the gains on disposal of the Property).

9.2 Taxes and Outgoings

The Customer must pay all taxes, including but not limited to, any real property tax, personal tax, quit rent, assessment, utilities, levies, bills or other payment related to or associated with the Property.

10. TAKAFUL

10.1 Obtaining and Maintaining Takaful

(a) In consideration of the Bank giving and/or agreeing to give to the Customer the exclusive right to occupy, possess, use and enjoy the Property, the Customer must obtain and maintain takaful coverage of not less than the outstanding Buyout Amount or for such amount as may be acceptable to the Bank on the Property against all insurable risks including but not limited to, loss or damage by fire, explosion, lightning, tempest, flood, riot, civil commotion, strike and malicious acts and other risks as the Bank may require. The Customer must, if permitted, name the Bank as an additional insured in the takaful policy and its renewals or if not permitted, to include the Bank as financier and/or loss payee.

(b) The Bank must have the right but not obligated to increase the takaful coverage amount on the Property. In the event that the Bank is of the view that the coverage taken by the Customer is insufficient, all cost and expenses incurred by the Bank in increasing the coverage including any payment of contribution (premium) must be for the account of the Customer and must on demand, reimbursed by the Customer to the Bank.

(c) Whenever required by the Bank, the Customer must take and maintain a takaful mortgage reducing term assurance/life assurance policy or a mortgage decreasing term policy as the Bank may in its absolute discretion decide or any other policy guaranteeing the payment of the Buyout Amount.

(d) The Customer may or if requested, must provide the Bank with the original takaful policies, all receipts of paid contribution (premium) and any renewal certificates.

10.2 Takaful Proceeds

(a) The Customer must assign and continue to assign all rights to the takaful proceeds to the Bank.

(b) In the event of loss, any proceeds under the takaful policy may at the Bank's discretion, be applied towards restoration or repair of the Property to its original state, if such repair and restoration is, in the opinion of the Bank, economically feasible.

(c) If the repair and restoration is, in the opinion of the Bank not economically feasible, in the event of Total Loss, the takaful proceeds may at the Bank's discretion, be applied towards payment of the remaining or outstanding Buyout Amount. Any balance after such payment must be paid to the Customer.

11. SUCCESSORS BOUND

This Contract shall be binding upon the heirs, estate, personal representatives and successors in title of the Customer and on the successors in title and assigns of the Bank.

12. LAW

(a) This Contract shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this Contract, the Bank shall be at liberty to initiate and take action or proceedings or otherwise against the Customer in Malaysia and/or elsewhere as the Bank may deem fit.

(b) The parties agree to submit to the non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with this Contract.

[End of clauses]

GREENPRO RESOURCES SDN. BHD. 1044167-P

***For company Customer**
SIGNED for and on behalf of the Customer)) Authorised Signatory
Name: GREENPRO RESOURCES SDN BHD

For Bank
SIGNED for and on behalf of the Bank)) Authorised Signatory
Name:

*whichever applicable